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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 2, 2005

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                   000-23489               52-1309227
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)        Identification No.)

   4950 Communication Avenue, Suite 300, Boca Raton, Florida        33431
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           (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (571) 438-6140

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  Departures of Directors or Principal Officers; Appointment of
           Principal Officers

On September 2, 2005, Access Worldwide Communications, Inc. (the "Company") accepted the resignation of Guy Amato as the President and Chief Executive Officer ("CEO") of the Company's TMS Professional Services group. On the same date, Georges Andre was elevated to serve as the Company's Executive Vice President ("EVP") and Chief Operations Officer ("COO") for the Company. Prior to Mr. Andre's promotion, he served as the Company's President and CEO of the Company's TelAc Teleservices group. As the Company's new EVP & COO, Mr. Andre will be responsible for all of the Company's communication center operations, thereby consolidating the two previous positions held by Mr. Amato and himself.

Mr. Andre has been with the Company for over a decade, working his way up the organization to his present position as COO. Prior to joining the Company, Mr. Andre worked as a Senior Project Manager for International Technology Exchange Group and Intex-USA, an international consulting group specializing in management information systems and telecommunications.

Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits

99.1 Press Release - Access Worldwide Appoints New Chief Operating Officer, September 8, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ACCESS WORLDWIDE COMMUNICATIONS, INC.
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                                           (Registrant)


Date: September 8, 2005                    By  /s/ MARK WRIGHT
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                                               Mark Wright
                                               General Counsel, Secretary

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